Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24BG

ONE HUNDRED NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Charter Communications Holding Company, LLC (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows, as of the Effective Date (defined below):

1.    CSG and Customer agree that Customer has previously purchased, and CSG has previously provided, workstations of Customer Interaction Tracking® (“CIT”) and Hosted Third Party Communication Software for CIT.  Customer now desires to use and CSG agrees to provide CIT and Hosted Third Party Communication Software for CIT on an enterprise wide basis.  As a result, Schedule F, “Fees,” therefore, shall be amended as follows:

a.	CSG PRODUCTS, Section I “Call Center,” Subsection E., “CIT,” and the accompanying Note 3, shall be deleted in their entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
E. CIT
1.Third Party Communication Software for CIT (per ********** ****) (required for CIT) (Note 3)	*******	$******

Note 3: Third Party Communication Software for CIT shall not be subject to fee increases per third party vendor agreements; however, such fee shall be subject to Section 5.4, “Adjustment to Fees,” of the Agreement.

b.

Item number ** of “The ******* *** *** ***** *** ********* **** ***** **** ******** *** *********” as set forth in Section I.A.1 under CSG SERVICES, for Video and Non-Rated High Speed Data shall be deleted in its entirety and replaced with the following:

***   *** ******** ******* *** *********** *** ******** ******* ******** including ******* ******** ****** *******, ****** *********** and ******** *********** (refer to Section I under CSG PRODUCTS for items that are ****** ********** and ******** from the ***)

2.

As a further result, CSG and Customer agree that Schedule B, “BASIC PRODUCTS AND ADDITIONAL PRODUCTS AND ASSOCIATED EXHIBITS,” shall be amended by deleting that section of “Product Descriptions” of Schedule B entitled “Customer Interaction Tracking (CIT)” in its entirety and replacing it as follows:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer Interaction Tracking® (CIT).  CIT is an add-on module offered with ACSR® that provides enhanced methods for tracking the interaction with Customer’s Connected Subscriber base.  The interaction may be manually initiated by a CSR or automatically generated by the Customer Care and Billing System (e.g., Past Due letter sent, Statement generated, Non-Pay Disconnect generated, etc.).  CSRs have the ability to use CIT to enter notes, log information, and schedule follow-up actions.  Together, these components enable Customer to maintain a complete history of interactions and account activities with its Subscribers, both internally and externally.  CIT additionally provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log and allows for scheduling of Subscriber call backs and assignment capabilities.  The call backs can be reviewed by management as well as moved among CSRs.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Greg Cannon
Name:	Name: Greg Cannon
Title:	Title: SVP, General Counsel & Secretary
Date:	Date: Oct 11, 2016